Exhibit 99.3

MAGNA ENTERTAINMENT CORP. CONFERENCE CALL
THURSDAY, MARCH 16, 2006
CORPORATE PARTICIPANTS

Frank Stronach
Magna Entertainment Corp — Chairman

Tom Hodgson
Magna Entertainment Corp. — President, CDO

Blake Tohana
Magna Entertainment Corp. — CEO

CONFERENCE CALL PARTICIPANTS

George Smith
Davenport & Co. — Analyst

Tim Rice
Rice Volker — Analyst

Ryan Worst
Brean Murray — Analyst

Peter Sklar
BMO Nesbitt Burns — Analyst

Steve Velgot
Cathay Financial Inc. — Analyst

Ed Russo
Thoroughbred Pines — Analyst

PRESENTATION

Operator

Welcome to the Magna Entertainment Corporation update call. During the presentation all participants will be in a listen-only mode. Afterwards, we will you be conduct a question and answer Session. [OPERATOR INSTRUCTIONS] As a reminder, this conference is being recorded Tuesday, March 16th, 2006. It is now my pleasure to turn the conference over to Mr. Frank Stronach, Chairman of the Board for Magna entertainment. Please go ahead, sir.

Frank Stronach — Magna Entertainment Corp — Chairman

First of all, good morning and I received a number of calls yesterday. People wanted to know if there is — why the change, in regards to Tom Hodgson, and I said, "Look, I would be very happy to answer questions" and that's why we arranged a conference call for today. But perhaps before I answer questions, I have Tom Hodgson with me.

I should also say Blake Tohana is here, our Chief Financial Officer and Bill Porter, Secretary of the Company. Don Hodgson would like to make a few statements before we get into the questions. Tom.

Tom Hodgson — Magna Entertainment Corp. — President, CDO

Thanks, Frank. Good morning, ladies and gentlemen. Just before I start, perhaps I can just ask you to limit any of your questions to the subject matter of this call, which is the press release that we issued the night before last with respect to the CEO succession at Magna Entertainment. It is not to deal with issues that relate to MID or specifically, other issues that relate to Magna, but to deal with this one point.

I wanted to take the opportunity in view of the number of calls that took place yesterday to discuss with you some of the background to the press release that we issued the night before last, and to provide some perspective in the face of what seems to me personally to be a bit of a market over-reaction yesterday.

I began consulting to MEC's parent Company about eighteen months ago with respect to MEC's financial prospects and strategic alternatives. As a result of the analysis done, I was asked a little over a year ago to assume the CEO role and essentially implement the plan that had been developed.

At that time, I made it very clear to Frank and to the Board of MEC that I had no horseracing or gaming background, and that was a deficiency that the Company would need to address at some point in the future.

At the time we all agreed, Frank, the Board, and myself, all agreed that the need to improve the financial discipline within the Company, and to have a concerted focus on improving the Company's balance sheet was absolutely paramount, and certainly those were efforts that I felt very comfortable undertaking.

I am also very proud of what's been accomplished over the past year. In terms of specific deals that we've announced. But more importantly, in terms of infusing a financial discipline into the decision making process.

I want to tell you that I am 100% convinced that Frank and the Board of Directors remain totally committed to continuing the objectives of the recapitalization plan that we announced last Summer, and totally committed to further significantly reducing MEC's overall debt levels, and further strengthening the balance sheet.

If I felt otherwise, I would not be considering leaving at this point. Now, the Company must turn its attention to building the top line to revenue growth, and that is certainly where industry expertise will be most valuable. And as I said earlier, an area that I don't have particularly strong background and certainly, not the background that a company this size and this complexity should have at the top.

So I strongly support the decision of the Board to seek such an individual to fill the CEO role. I look forward to assisting my successor in fully realizing the huge potential that is Magna Entertainment Corporation.

Frank, that's really what I wanted to say to the audience this morning. I don't know if there is other things you want to say or you want to open it to questions.

Frank Stronach — Magna Entertainment Corp — Chairman

Thank you, Tom, and I guess I would be very happy to answer any questions or Tom, Blake, in regards to the business of MEC.

QUESTION AND ANSWER

Operator

Thank you. [OPERATOR INSTRUCTIONS] Our first question comes from the line of George Smith with Davenport. Please go ahead.

George Smith — Davenport & Co. — Analyst

Hi. Good morning. How are you? Frank, where are you in this process of finding someone with gaming and/or racing experience and would you prefer more racing or more gaming experience?

Frank Stronach — Magna Entertainment Corp — Chairman

We sat down with the Board on a number of occasions now and we try to scan the whole [Indiscernible] The Board is in the process of hiring a head-hunting firm. I think the ideal person should have — be maybe a horse owner — has been involved with horses — has a love for horses but should have some business experience, and I think that is maybe small tech start-up companies out there, where perhaps the owner has horses. And, I think, that something like that would be an ideal person, so if any one of you know a person of that sort, I would be very happy to receive his resume. Again —

Tom Hodgson — Magna Entertainment Corp. — President, CDO

Or her resume.

Frank Stronach — Magna Entertainment Corp — Chairman

Or her resume, yes. And so naturally, you got to have the personality. You got to have feel for marketing, but first and foremost, you should understand the horse business, the betting, the gaming, the horse business, and you should be somewhat inclined for the feel for high tech.

George Smith — Davenport & Co. — Analyst

Are you still going to host an Investor Day at Gulf Stream on — I think it was suggested April 5th or 6th if I am not mistaken?

Blake Tohana — Magna Entertainment Corp. — CEO

George, this is Blake. I think that we're probably not going to host that day at this time, but a formal announcement will be forthcoming.

George Smith — Davenport & Co. — Analyst

Okay. And Frank, lastly, to what extent or how often do you feel inquiries or interest regarding gaming companies looking to partner with you in either markets that have been authorized for casinos or one day could be?

Frank Stronach — Magna Entertainment Corp — Chairman

Let me — I will answer that question, but let me give you a bit of a background. The Company is still somewhat relative young. We are — our first priority was to [Indiscernible] content, which we have achieved. Luckily, or we knew somewhat that some of the racetracks we bought that are very good chances that we get gaming licenses for slot machines, which we have one that is already in operation. And Pittsburgh is not — we felt is not totally necessary for the horseracing business and keep in mind, too, we have to reduce debt.

Debt is our top priority to reduce debt. And again, I want to make sure, we do own perhaps, the largest urban land own in America, but I made on numerous occasions to our management listen to you guys, we don't have it 100%, in what we call the eight tracks we want 60% to make sure we have total control of the content, and in other areas, we would be happy to own 50%. So, I think, by selling off partners in the racetracks, I think we — I am very optimistic that we would be able to eliminate the debt practically total.

That's always been any philosophy. That's the way I sleep better, and by next year. So that's the top, top priority. We have content now, and now we put a lot of money in the infrastructure and I could list the whole and if you have questions. We have done that. I think we reached the bottom of the valley, and I think, we climbing out slowly now. And I am very optimistic to — and if the market allows me to buy some shares, then we'll buy some NBC shares.

George Smith — Davenport & Co. — Analyst

Okay. Tom, I think you did a good job. I am sorry to see you go, and I will start helping you find a horseman.

Tom Hodgson — Magna Entertainment Corp. — President, CDO

Thanks.

Frank Stronach — Magna Entertainment Corp — Chairman

Tom, I have very good relationships with Tom. I am looking forward to have Tom is involved with some other areas in the Magna families. So Tom isn't really lost. We have absolutely — we have absolutely no — we got very great relationships.

George Smith — Davenport & Co. — Analyst

Let me a follow up. You mentioned buying back stock. What about buying back all of it?

Frank Stronach — Magna Entertainment Corp — Chairman

I would — personally, I said I will buy stock.

Tom Hodgson — Magna Entertainment Corp. — President, CDO

We're not talking about the Company buying back stock, George.

Frank Stronach — Magna Entertainment Corp — Chairman

I did not say that the Company will buy back stock. I said if the market allows me because we always in the blackout. I will be — I have great faith in MEC and I will buy more stock personally.

George Smith — Davenport & Co. — Analyst

Okay. Thanks.

Frank Stronach — Magna Entertainment Corp — Chairman

Thank you.

Operator

Our next question is from the line of Tim Rice with Rice Volker. Please go ahead.

Frank Stronach — Magna Entertainment Corp — Chairman

Hi, Tim, how are you.?

Tim Rice — Rice Volker — Analyst

Good morning, Frank. I think that one of the biggest problems with this stock has been the instability in the CEO office. And it just doesn't seem to make sense to me that we would have a resignation from the position when there is no one that's been named to replace Tom. And the implication in the press release and in Tom's remarks was that he was some kind of interim God that was brought in to strengthen the balance sheet, and that was not the way this was presented to us at the time of his hiring.

We thought this was the guy. For him to leave in a vacuum, I think just sends a very, very poor message to investors, and it is very hard to garnish support for the Company in the stock when things are handled in this manner.

Frank Stronach — Magna Entertainment Corp — Chairman

Tim, I think we've been straight up with you and investors. I don't think we leave a vacuum.

It is always — I was hoping that Tom would be the final answer. But I sat down with Tom a number of weeks ago, and we tried to assess and where we both came to the conclusion.

We went to the Board — that we would need a person which is more horse and gaming oriented. So it is — and you never know, right, you could retire as CEO and it might not work out.

There is no — this is a complex business, so that you haven't got the guarantee that the one thing that's not a vacuum. This is not something that Tom is upset or I am upset.

I was hoping perhaps that Tom would be the CEO for the next 30 years, but we both came to the conclusion, more so Tom than I, that that but said Tom said, look, Frank, I — across the gaming — I am not — it will could take me years perhaps to accumulate the experience that's required.

Once when you come to the conclusion, you got to make a decision. That's where we went to the Board and said, look, we should engage a head counter and then the Board said, "Look, if that's the case, then we got to make a public announce by law."

Tim Rice — Rice Volker — Analyst

I accept your explanation. I hope that Tom's replacement —

Frank Stronach — Magna Entertainment Corp — Chairman

Do you know anybody, Tim, that would fit that bill, again, send me a resume.

Tim Rice — Rice Volker — Analyst

Okay. Thanks a lot.

Frank Stronach — Magna Entertainment Corp — Chairman

Thank you.

Operator

Our next question is from the line of Ryan Worst with Brean Murray. Please go ahead.

Ryan Worst — Brean Murray — Analyst

Thank you, good morning.

Frank Stronach — Magna Entertainment Corp — Chairman

Hi, Ryan.

Ryan Worst — Brean Murray — Analyst

Hi, Frank, how are you doing? I was just wondering if you can provide your view of the current asset base, Frank, of the Company? And whether or not you see a need for further rationalization of the assets? Or are you at the point, where you've done enough as far as the selling of assets and maybe you would look at acquisitions at this point or somewhere in between?

Frank Stronach — Magna Entertainment Corp — Chairman

First of all, we only sold assets which are nonessential, right. We had some land which what we call surplus lands which are not needed for racing, so we still have a little bit left, and we will sell that.

And then yes, we did — we haven't closed yet. We sold a racetrack that's Pittsburgh, right — where we have — where we have an agreement, and we — by the way, we had a lot of people entry — we have a lot of offers.

That's not something — if let's say if this wouldn't go through, that we got to take lineup on people that would like to buy that asset, the Pittsburgh asset. But we felt we got — we bought too much content, and we started sorting out what content could we sell, and naturally, the Pittsburgh content was maybe not quite as necessary, and it was harness racing track, and with the casino license — I believe, we paid about 40 million at the time, and we have an offer of 225 million. So we have an enormous pick up, but we have other contents.

There is a few tracks which we would like to sell, maybe 50%, but the eight tracks I think we have people interested which would like to buy 40%. The whole idea is — I try to get the story across IC, MEC, the closest it would resemble would be a lottery corporation. You know lotteries are done on a statewide basis. This would be a global lottery corporation, instead of balls bouncing up and down, you see horses running. We are very close with all the technologies.

We're very close with the package debt, and we just signed a deal with a major English gambling corporation, Gladbrook. So we are on the way. I think, we have reached the bottom. Just keep in mind, there is 900 billion back in America. And horse racing, you only got 3%, but that we got one third, 5 billion. And so the problem is — the horse community tried to — said look, we have to work together. If we work together, we get 20 or 30% of those gambling moneys, which would be the hundreds of billions and then you got another 3,000 worldwide, which we could get then 20%.

So I think it is an enormous — an enormous business, and most of all, we're backed up by real estate. If we would close everything, I think we would have a surplus.

Ryan Worst — Brean Murray — Analyst

Right.

Frank Stronach — Magna Entertainment Corp — Chairman

That's the people — I don't know we tried to get the message across, but we haven't got it yet. So again, I am very optimistic, and I said I personally believe in it. I put my money where my mouth is, and we are very disciplined. The top priority is now to reduce that and increase the profits.

Ryan Worst — Brean Murray — Analyst

Okay. So, Frank, I guess you think you can get the balance sheet where you're comfortable by taking on maybe partners for the gaming side — I think you mentioned that. As far as the additional —

Frank Stronach — Magna Entertainment Corp — Chairman

Not only the gaming set but also racing.

Ryan Worst — Brean Murray — Analyst

Okay. And as far as your vision to export the signals and make this more like a lottery game, do you feel that you have enough content right now with your partners?

Frank Stronach — Magna Entertainment Corp — Chairman

We have enough content and we would get more content.

Ryan Worst — Brean Murray — Analyst

You get more — ?

Frank Stronach — Magna Entertainment Corp — Chairman

This content we wouldn't have to buy. You see, we have our content to a great extent, we have a very — what we call winter content, our premier racetracks run in the wintertime, and that gives us a lot of leverages. You talk to other racetracks and say look, we give you our winter content at the reasonable price. It would be part of this global — call it content accumulation, where we sell that throughout the world.

Ryan Worst — Brean Murray — Analyst

Right. Is Churchill part of the going into the U.K. through Ladbrokes?

Frank Stronach — Magna Entertainment Corp — Chairman

The Churchill is part of the global content.

Tom Hodgson — Magna Entertainment Corp. — President, CDO

We work closely with them on the racing world deal, as I think you know from the recent press release.

Ryan Worst — Brean Murray — Analyst

What about the deal with Ladbrokes that you just announced yesterday or the day before?

Tom Hodgson — Magna Entertainment Corp. — President, CDO

I think you will see in due course Churchill content there, but it is not finalized.

Ryan Worst — Brean Murray — Analyst

It is still in the works.

Tom Hodgson — Magna Entertainment Corp. — President, CDO

Yes.

Ryan Worst — Brean Murray — Analyst

Okay. Great. Thanks very much. I appreciate you holding the conference call, Frank.

Frank Stronach — Magna Entertainment Corp — Chairman

Thank you.

Operator

[OPERATOR INSTRUCTIONS] Our next question is from the line of Peter Sklar with BMO Nesbitt Burns.

Peter Sklar — BMO Nesbitt Burns — Analyst

Good morning.

Frank Stronach — Magna Entertainment Corp — Chairman

Hi, Peter.

Peter Sklar — BMO Nesbitt Burns — Analyst

In your comments earlier, you said that you were contemplating selling off minority interest in both your horseracing assets and your gaming assets in order to reduce debt, hopefully to eliminate the debt of the company.

The thing that surprises me about that, those would be relatively sophisticated transactions and I can't think of anybody more well suited to represent Magna Entertainment than those kinds of transactions than Tom Hodgson, who is a pretty sophisticated financial guy and has a track record with you in terms of delivering and restructuring.

I am surprised he is leaving at this time when you're contemplating those kinds of — bringing in those kinds of partners.

Frank Stronach — Magna Entertainment Corp — Chairman

Well, first of all, it doesn't mean that Tom couldn't work as a consultant, right, or that Dennis could work as consultant. If you got something great to sell — suppose — look, we had a lot of interest. Supposing we sell 40% in Santa Anita. We do have negotiations, right? If we got something great to sell, it is not that difficult. The main thing is — what we want to demonstrate is a great discipline to reduce the debt and improve operating results. That's our main focus now.

Peter Sklar — BMO Nesbitt Burns — Analyst

Okay. Thank you.

Operator

Thank you. Our next question comes from the line of Steve Velgot, Cathay Financial. Please go ahead.

Steve Velgot — Cathay Financial Inc. — Analyst

Yes, good morning. In response to one of the questions that didn't sound as if gaming experiences ranks all that high on the list of criteria for the new Chief Executive, but I wonder if you could describe if you made any hires more the operational level that do have gaming experience, in particular, down at Gulf Stream or whether we're still waiting to get that experience on board?

Frank Stronach — Magna Entertainment Corp — Chairman

We did say that gaming, that to be a force having been involved and gaming is a very important aspect. We do have — we have a young executive which is we think very highly off. We do have a gaming expert, and he was the fellow which started up all the Ontario gaming and casinos from scratch. It is a fellow called Paul [McCuzchie] I think he's done a great job within a very short period of time. They got the Remington Casino going, and hopefully we got the Florida Casino going in a short time, too.

We do have gaming operations people, so because this business is multi-faceted, and so we felt we tried to marry some casino gaming experiences with horse experiences. So we do stress that gaming is important. We got the horse gaming and the casino gaming. The casino gaming, we have a fairly good team.

Steve Velgot — Cathay Financial Inc. — Analyst

Okay. Then just a follow-up. I think part of the market reaction yesterday may have been relating to questions about the financial discipline that most people believe Tom Hodgson brought to the Company and questioning whether or not the Company is going to maintain the kind of financial discipline that Tom brought? Is there any reassurance you can give — ?

Frank Stronach — Magna Entertainment Corp — Chairman

I give reassurance that — everybody knowing me, I hate that. Okay. That's one of my top priorities. We want to be reasonable that we don't have a fire sale, right, no need for it, right? Okay? We are very serious and constantly after the guys. Look, we don't have to own everything 100%. So the — we're really disciplined to reduce the debt, and I think, we reached the bottom where we put so much in infrastructure that we can prove the operating results. I can assure you debt reduction, the discipline, that's the top of the list.

Steve Velgot — Cathay Financial Inc. — Analyst

All right. Thank you.

Frank Stronach — Magna Entertainment Corp — Chairman

That's why I wanted to be — we had a few calls and said what goes on, what happens. I wanted to assure you that debt reduction, essential debt reduction, not a fire sale. Fortunately, too, that pretty well all the racetracks, good chance we do get casino type gaming, so there is a lot of people come forward and said we would like to buy a portion.

Steve Velgot — Cathay Financial Inc. — Analyst

Right. Thank you.

Frank Stronach — Magna Entertainment Corp — Chairman

Thank you.

Operator

Our next question —

Frank Stronach — Magna Entertainment Corp — Chairman

Operator, maybe a couple more questions.

Operator

No problem, sir. Our next question comes from the line of Ed [Russo] from Thoroughbred Pines. Please go ahead.

Ed Russo — Thoroughbred Pines — Analyst

Good morning, gentlemen. Thanks for your time. Mr Stronach, I was curious if the relationship that your eventual new hire has with New York racing might play into how you select a candidate?

Frank Stronach — Magna Entertainment Corp — Chairman

Well, we publicly, we said we are — we do not seek domination. We like to take part and be involved in creating a sensible infrastructure for the sake of the whole horseracing industry, and as I said there, there is 900 billion gambled in America that includes casinos and lotteries and horseracing got 3%.

In New York, we would like to be maybe involved with 30% and have maybe in New York Churchill be involved but maybe a third of something like that. Does that answer your question?

Ed Russo — Thoroughbred Pines — Analyst

Yes. Any specific — are you going to have a specific requirement that your new CEO will have experience with New York racing or with that help a can candidate in your eyes?

Frank Stronach — Magna Entertainment Corp — Chairman

Well, somebody knowing racing and the gaming. You want to have somebody with a good personality and some marketing field. We do not want to pick a fight. We just said let's sit down together. With Churchill or New York. It is such a huge place. Let's work out something.

That's a deep-seeded philosophy here. It is a huge [Indiscernible] We were such low-hanging fruits, and hopefully, we have negotiations. We're talking and hopefully that will takes place sometime this year because all the racing operations would make millions. Because right now, there is so much gaming dollars siphoned off from the islands. By working together, we stop all that.

Ed Russo — Thoroughbred Pines — Analyst

Thank you.

Frank Stronach — Magna Entertainment Corp — Chairman

Next question.

Operator

Our final question is a follow-up question from the line of Tim Rice with Rice Volker. Please go ahead.

Tim Rice — Rice Volker — Analyst

Sorry. Just wanted to clarification. Did I understand you to say a few minutes ago that you were in negotiations to sell 40% of Santa Anita?

Frank Stronach — Magna Entertainment Corp — Chairman

Yes, it is fair to say we have talks, but I want to assure you there is no — there is some serious talks but it's nothing. No agreements. Nothing — but we look it's — anybody knowing Santa Anita, this is maybe the best land holdings anybody could have. Okay? So we are here for serious negotiations on developing the excess land for shopping malls. All those things takes place.

Tim Rice — Rice Volker — Analyst

I understand. I just wanted to make certain that I heard you right. Thank you very much.

Frank Stronach — Magna Entertainment Corp — Chairman

Yes. Okay. Thank you.

Operator

Thank you. Mr Stronach, there are no more questions at this time. You may continue with your presentation or closing remarks.

Frank Stronach — Magna Entertainment Corp — Chairman

Again, thank you for — we should do that maybe more often, and again, I feel very strongly that we reached the bottom of the valley. And I think, that there is good signs that many of our racetracks eventually could get a casino and gaming license and additional racing licenses. We built in so much infrastructure and now I feel optimistic that we start improving our operating results. Okay. Thank you very much, and we'll do one in maybe two or three months again.Give you update. Thank you.

Operator

Ladies and gentlemen, this does conclude the conference call for today. We thank you for your participation and ask that you please disconnect your lines.